Exhibit 6.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby constitutes and appoints Ray Miles, Ian Webber and John Irving and each of them severally, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of Common Shares, without par value, together with associated Common Share Purchase Rights, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as described in the prospectus a form of which has been approved by the Board of Directors of CP Ships Limited on 15 May 2002, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 29th day of May 2002.

/s/ Frank J. Halliwell

Name:	Frank J. Halliwell

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby constitutes and appoints Ray Miles, Ian Webber and John Irving and each of them severally, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of Common Shares, without par value, together with associated Common Share Purchase Rights, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as described in the prospectus a form of which has been approved by the Board of Directors of CP Ships Limited on 15 May 2002, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 29th day of May 2002.

/s/ Ian J. Webber

Name:	Ian J. Webber

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby constitutes and appoints Ray Miles, Ian Webber and John Irving and each of them severally, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of Common Shares, without par value, together with associated Common Share Purchase Rights, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as described in the prospectus a form of which has been approved by the Board of Directors of CP Ships Limited on 15 May 2002, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 29th day of May 2002.

/s/ Raymond R. Miles

Name:	Raymond R. Miles

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby constitutes and appoints Ray Miles, Ian Webber and John Irving and each of them severally, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of Common Shares, without par value, together with associated Common Share Purchase Rights, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as described in the prospectus a form of which has been approved by the Board of Directors of CP Ships Limited on 15 May 2002, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 29th day of May 2002.

/s/ J.P. LaCasse

Name:	J.P. LaCasse

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby constitutes and appoints Ray Miles, Ian Webber and John Irving and each of them severally, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of Common Shares, without par value, together with associated Common Share Purchase Rights, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as described in the prospectus a form of which has been approved by the Board of Directors of CP Ships Limited on 15 May 2002, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 16th day of May 2002.

/s/ Viscount Weir

Name:	Viscount Weir

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby constitutes and appoints Ray Miles, Ian Webber and John Irving and each of them severally, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of Common Shares, without par value, together with associated Common Share Purchase Rights, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as described in the prospectus a form of which has been approved by the Board of Directors of CP Ships Limited on 15 May 2002, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 15th day of May 2002.

/s/ Nigel M. S. Rich

Name:	Nigel M. S. Rich

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby constitutes and appoints Ray Miles, Ian Webber and John Irving and each of them severally, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of Common Shares, without par value, together with associated Common Share Purchase Rights, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as described in the prospectus a form of which has been approved by the Board of Directors of CP Ships Limited on 15 May 2002, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 17th day of May 2002.

/s/ John D. McNeil

Name:	John D. McNeil

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby constitutes and appoints Ray Miles, Ian Webber and John Irving and each of them severally, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of Common Shares, without par value, together with associated Common Share Purchase Rights, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as described in the prospectus a form of which has been approved by the Board of Directors of CP Ships Limited on 15 May 2002, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 24th day of May 2002.

/s/ Peter J. Dey

Name:	Peter J. Dey

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby constitutes and appoints Ray Miles, Ian Webber and John Irving and each of them severally, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of Common Shares, without par value, together with associated Common Share Purchase Rights, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as described in the prospectus a form of which has been approved by the Board of Directors of CP Ships Limited on 15 May 2002, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 20th day of May 2002.

/s/ Robert J. Clanin

Name:	Robert J. Clanin

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby constitutes and appoints Ray Miles, Ian Webber and John Irving and each of them severally, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of Common Shares, without par value, together with associated Common Share Purchase Rights, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as described in the prospectus a form of which has been approved by the Board of Directors of CP Ships Limited on 15 May 2002, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 23rd day of May 2002.

/s/ John Philip Bowmer

Name:	John Philip Bowmer